UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 24, 2004

THE BOEING COMPANY

(Exact name of registrant as specified in its charter)

Commission file number 1-442

Delaware	91-0425694

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

100 N. Riverside, Chicago, IL	60606-1596

(Address of principal executive offices)	(Zip Code)

(312) 544-2000

(Registrant’s telephone number, including area code)

Item 5. Other Events

On May 24, 2004, Boeing Capital Corporation, a wholly-owned subsidiary of the Boeing Company, issued a press release announcing the sale of its Commercial Financial Services business to GE Commercial Finance, a business-to-business financial services unit of General Electric. The text of that press release is filed as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits

99.1 Press release issued May 24, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE BOEING COMPANY

(Registrant)

/s/    James C. Johnson

James C. Johnson

Senior Vice President Corporate Secretary and Assistant General Counsel

Date: May 24, 2004

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